united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Rich Malinowski, Ultimus Fund Solutions, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/21

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

North Star Bond Fund
Class I Shares (Symbol: NSBDX)

Annual Report
November 30, 2021

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC
Member FINRA

The North Star Mutual Fund Family consists of four funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, and the North Star Bond Fund. The first three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fourth invests in fixed income securities to generate monthly income:

☐	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of 11-30-2021 61.9% of the portfolio is in large and mid- cap stocks, 13.7% in small and micro-cap stocks, 6.9% in real estate investment trusts, 12.0% in fixed income securities, and 5.5% in cash and equivalents.

☐	The North Star Micro Cap Fund invests in the common stocks of misunderstood or underfollowed companies with under $1 billion capitalizations.

☐	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 2.5 billion market capitalization which offer attractive dividend yields.

☐	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

In last year’s annual letter, our outlook for 2021 was for for continued weakness in GDP and for corporate profits in the first quarter, with improvement in each progressive quarter. We expected the economy to recover, leading to a risk that inflation might surprise the market by rising rapidly with demand as supplies might be in short supply. The recovery in the economy and corporate profits was much swifter and far stronger than we envisioned, with S&P 500 composite earnings reaching record levels by the end of the second quarter, and continuing that torrid growth rate in the following quarter. Inflation registered at the highest levels since 1980, as extreme supply chain challenges coupled with the strong demand created an imbalance in the goods markets. Nevertheless, the rally in the market that started in November 2020 triggered by news of successful COVID-19 vaccines powered on throughout the year, particularly for large cap companies, with the S&P reaching new highs consistently. Small caps peaked in early March, with the Russell 2000 trading 5% lower on November 30 than on March 15, as concerns over new COVID-19 variants and the possibility of rising interest rates weighed heavily on the shares of smaller companies.

The North Star Funds fared well, despite the headwinds that small caps faced. Our funds have relatively concentrated portfolios consisting of approximately 50 positions, and in fiscal 2021 a number of those holdings produced particularly strong returns. In the North Star Opportunity Fund, our technology holdings of Advanced Micro Devices and Alphabet both returned over 50%, while financials Blackstone and KKR fared even better. Our performance in the North Star Micro Cap Fund was bolstered by Boot Barn and Build-A-Bear, returning 189% and 367% respectively, while the declines from the previous year’s star performers Orion Energy Systems, Escalade, and CarParts.com Inc. detracted from our

1808-NLD-12172021

returns. Even though dividend paying securities remained out of favor throughout most of the year, the North Star Dividend benefitted from strong returns posted by Wintrust Financial, Evolution Petroleum, Sprott, and Otter Tail in November began to outperform.

The Funds’ results for the period ending 11-30-2021 are detailed below.

	Total Return for
	the 12 Month	NAV	Distributions	NAV	Total Assets
Fund	Period	11/30/2021	During Period	11/30/20	(in 000’s)

North Star Opportunity Fund A	19.73%	$20.05	$0.0157	$16.76	$31,276

North Star Opportunity Fund I	20.00%	$20.00	$0.0492	$16.71	$146,910

North Star Micro Cap Fund I	16.88%	$41.77	$0.0027	$35.74	$126,281

North Star Dividend Fund I	18.70%	$23.43	$0.3707	$20.05	$88,006

North Star Bond Fund I	2.85%	$9.49	$0.2701	$9.49	$31,113

Our outlook for 2022 is for the GDP and corporate profit growth rates to moderate to more historically normal levels, and for interest rates to rise as monetary policy tightens. The pandemic remains the wild card, with data on the omicron variant still in the early stages of analysis. We are optimistic that the war against the pandemic will be won through a combination of science and common sense. The other enemy, Inflation, will probably remain elevated at least through the first quarter, with the most recent surge in producer prices flowing through to consumer prices. Another variable will be the labor market, as the mismatch between the record number of job openings concurrent with an elevated level of unemployment hopefully will be resolved, leading to a boost in GDP growth with more people working. Finally, we believe that terrific bargains can be found in the types of companies we focus on in the North Star Family of Funds. The business quality characteristics (operating margins, return on equity, and revenue growth history) of the companies in our Funds remain solid, while their valuation measures (enterprise value/EBITDA, price/book, dividend yields) have become significantly more relatively attractive. Whereas large cap growth stocks are trading at over a 65% premium to historic P/E multiples, small cap value stocks are trading at a 7.5% discount to their historic multiple, and on average our holdings are at even bigger discounts.

We thank you for your investment in the North Star Funds.

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.

1808-NLD-12172021

Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

1808-NLD-12172021

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2021, compared to its benchmark:

				Since	Since
		Five Year	Ten Year	Inception**	Inception***
	One Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	19.73%	12.49%	N/A	11.36%	N/A
North Star Opportunity Fund – Class A with load	12.86%	11.16%	N/A	10.70%	N/A
North Star Opportunity Fund – Class I (a)	20.00%	12.77%	11.46%	N/A	7.61%
Morningstar Moderately Aggressive Target Risk Index (b)	14.30%	11.60%	10.21%	10.54%	7.32%
S&P 500 Total Return Index (c)	27.92%	17.90%	16.16%	16.51%	10.40%
S&P Target Risk Aggressive Index Total Return (d)	16.30%	11.89%	10.70%	11.06%	7.28%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2021, are 1.64% and 1.39% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 15, 2011.

***	Inception date is December 31, 2006 (Predecessor Fund).

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2021

transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Morningstar Moderately Aggressive Target Risk Index is one of five asset allocation indexes in the Morningstar Target Risk Index series, that seeks approximately 80% exposure to global equity markets.

(c)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

(d)	The S&P Target Risk Aggressive Index Total Return is designed to measure the performance of aggressive stock-bond allocations to equities, seeking to maximize opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency. The S&P Target Risk Aggressive Index Total Return is more suitable for the Fund’s objective.

The adviser has elected to change the benchmark for the Fund. Going forward, the S&P Target Risk Aggressive Index Total Return will replace the Morningstar Moderately Aggressive Target Risk Index as the Fund’s primary broad-based index. The Morningstar Moderately Aggressive Target Risk Index Total Return will continue to be shown for a period of one year.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Asset Management	14.1%
Biotech & Pharma	9.5%
Semiconductors	7.4%
Technology Hardware	6.7%
Banking	5.1%
E-Commerce Discretionary	3.7%
Healthcare Facilities & Services	3.6%
Entertainment Content	3.6%
Industrial REIT	3.1%
Internet Media & Services	3.1%
Other Industries	34.5%
Short-Term Investments and Other Assets Net of Liabilities	5.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2021, compared to its benchmark:

				Since
		Five Year	Ten Year	Inception**
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	16.88%	11.40%	12.43%	11.06%
Morningstar US Small Value PR Index (b)	31.72%	4.39%	8.44%	6.47%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2021, is 1.40% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 31, 1997 (Predecessor Fund).

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2021

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Retail - Discretionary	11.3%
Apparel & Textile Products	10.6%
Leisure Products	8.2%
E-Commerce Discretionary	7.2%
Commercial Support Services	6.9%
Electrical Equipment	6.0%
Technology Hardware	5.8%
Machinery	5.5%
Leisure Facilities & Services	4.3%
Industrial Intermediate Prod	4.1%
Other Industries	28.4%
Short-Term Investments and Other Assets Net of Liabilities	1.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2021, compared to its benchmark:

				Since
		Five Year	Ten Year	Inception**
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	18.70%	6.41%	9.83%	10.56%
Morningstar US Small Value PR Index (b)	31.72%	4.39%	8.44%	8.52%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2021, is 1.50% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2021

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Banking	10.4%
Industrial REIT	7.6%
Commercial Support Services	6.8%
Home & Office Products	6.5%
Electric Utilities	6.1%
Gas & Water Utiities	6.1%
Apparel & Textile Products	4.7%
Asset Management	4.7%
Chemicals	4.0%
Household Products	3.5%
Other Industries	33.7%
Short-Term Investments and Other Assets Net of Liabilities	5.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2021

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2021, compared to its benchmark:

			Since
		Five Year	Inception**
	One Year	(Annualized)	(Annualized)
North Star Bond Fund – Class I	2.85%	2.36%	2.46%
Bloomberg U.S. High Yield Ba/B Index (a)	4.44%	6.33%	5.95%

*	Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2021, is 1.64% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Performance figures are not annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 19, 2014.

(a)	The Bloomberg U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2021

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Leisure Facilities & Services	10.3%
Automotive	8.7%
Entertainment Content	7.3%
Transportation Equipment	7.0%
Real Estate Investment Trusts	6.5%
Asset Management	5.5%
Banking	4.4%
Technology Hardware	4.1%
Food	4.0%
Apparel & Textile Products	3.9%
Other Industries	30.5%
Short-Term Investments and Other Assets Net of Liabilities	7.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 82.5%
	ASSET MANAGEMENT - 12.6%
71,000	Blackstone, Inc.	$10,042,949
3,083	Brookfield Infrastructure Corporation, Class A	182,483
120,000	Compass Diversified Holdings	3,457,200
81,000	KKR & Company, Inc.	6,030,450
66,000	Sprott, Inc.	2,874,300
		22,587,382
	AUTOMOTIVE - 2.0%
131,000	Sono Group N.V.(a)	1,978,100
1,376	Tesla, Inc.(a)	1,575,190
		3,553,290
	BANKING - 3.9%
105,000	Bank of America Corporation	4,669,350
14,000	JPMorgan Chase & Company	2,223,620
		6,892,970
	BEVERAGES - 2.3%
2,500	Constellation Brands, Inc., Class A	563,325
50,000	Keurig Dr Pepper, Inc.	1,699,500
12,000	PepsiCo, Inc.	1,917,360
		4,180,185
	BIOTECH & PHARMA - 9.5%
32,000	AbbVie, Inc.	3,688,960
47,000	Bristol-Myers Squibb Company	2,520,610
119,000	Pfizer, Inc.	6,393,870
19,000	Zoetis, Inc.	4,218,760
		16,822,200
	COMMERCIAL SUPPORT SERVICES - 1.0%
132,000	BGSF, Inc.	1,848,000

	CONSUMER SERVICES - 0.3%
9,000	Service Corp International	595,440

	E-COMMERCE DISCRETIONARY - 3.7%
950	Amazon.com, Inc.(a)	3,331,717

The accompanying notes are an integral part of these financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 82.5% (Continued)
	E-COMMERCE DISCRETIONARY - 3.7% (Continued)
245,000	CarParts.com, Inc.(a)	$3,030,650
		6,362,367
	ELECTRIC UTILITIES - 0.8%
24,000	Brookfield Infrastructure Partners, L.P.	1,363,680

	ELECTRICAL EQUIPMENT - 2.8%
900,000	Orion Energy Systems, Inc.(a)	3,393,000
4,500	Rockwell Automation, Inc.	1,512,900
		4,905,900
	ENTERTAINMENT CONTENT - 2.9%
27,000	Madison Square Garden Entertainment Corporation(a)	1,785,240
73,000	ViacomCBS, Inc., Class B	2,259,350
8,200	Walt Disney Company (The)(a)	1,188,180
		5,232,770
	FOOD - 1.0%
14,500	J M Smucker Company (The)	1,833,815

	HEALTH CARE FACILITIES & SERVICES - 3.3%
52,000	CVS Health Corporation	4,631,120
3,000	UnitedHealth Group, Inc.	1,332,660
		5,963,780
	HOME & OFFICE PRODUCTS - 0.3%
4,300	Scotts Miracle-Gro Company (The)	623,027

	INDUSTRIAL REIT - 3.1%
270,000	Monmouth Real Estate Investment Corporation	5,607,900

	INTERNET MEDIA & SERVICES - 3.1%
1,900	Alphabet, Inc., Class A(a)	5,392,105

	LEISURE FACILITIES & SERVICES - 1.4%
3,000	McDonald’s Corporation	733,800
7,000	Starbucks Corporation	767,480

The accompanying notes are an integral part of these financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 82.5% (Continued)
	LEISURE FACILITIES & SERVICES - 1.4% (Continued)
52,000	Wendy’s Company (The)	$1,070,160
		2,571,440
	LEISURE PRODUCTS - 0.7%
45,000	Callaway Golf Company(a)	1,213,200

	MACHINERY - 0.5%
7,000	Xylem, Inc.	847,770

	MULTI ASSET CLASS REITS - 2.2%
60,000	Armada Hoffler Properties, Inc.	837,000
205,000	Lexington Realty Trust	3,085,250
		3,922,250
	RESIDENTIAL REIT - 1.3%
80,000	Bluerock Residential Growth REIT, Inc.	1,183,200
45,000	UMH Properties, Inc.	1,038,600
		2,221,800
	RETAIL - CONSUMER STAPLES - 2.8%
20,000	Target Corporation	4,876,800

	SEMICONDUCTORS - 7.4%
57,000	Advanced Micro Devices, Inc.(a)	9,027,090
23,000	QUALCOMM, Inc.	4,152,880
		13,179,970
	SOFTWARE - 0.1%
680	salesforce.com, Inc.(a)	193,773

	SPECIALTY REITS - 0.4%
16,000	EPR Properties	737,920

	TECHNOLOGY HARDWARE - 6.2%
43,500	Apple, Inc.	7,190,550
141,000	Turtle Beach Corporation(a)	3,778,800
		10,969,350

The accompanying notes are an integral part of these financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 82.5% (Continued)
	TECHNOLOGY SERVICES - 1.9%
25,000	Paychex, Inc.	$2,980,000
2,500	Visa, Inc., Class A	484,425
		3,464,425
	TRANSPORTATION & LOGISTICS - 1.7%
4,000	FedEx Corporation	921,480
11,000	United Parcel Service, Inc., Class B	2,182,070
		3,103,550
	TRANSPORTATION EQUIPMENT - 0.9%
81,000	Blue Bird Corporation(a)	1,639,440

	WHOLESALE - DISCRETIONARY - 2.4%
124,096	Acme United Corporation	4,338,036

	TOTAL COMMON STOCKS (Cost $65,666,946)	147,044,535

	PREFERRED STOCKS — 3.3%
	ASSET MANAGEMENT - 1.5%
42,000	B Riley Financial, Inc., 6.375%	1,089,480
60,000	Compass Diversified Holdings, 7.875%(b)	1,633,200
		2,722,680
	BANKING - 0.9%
45,000	JPMorgan Chase & Company, 4.20%	1,114,650
300	Wells Fargo & Company, 7.50% - Series L	439,806
		1,554,456
	ENTERTAINMENT CONTENT - 0.7%
25,000	ViacomCBS, Inc., 5.75%	1,291,500

	REAL ESTATE INVESTMENT TRUSTS - 0.2%
12,000	Monmouth Real Estate Investment Corporation, 6.125% - Series C	300,120

	TOTAL PREFERRED STOCKS (Cost $6,011,148)	5,868,756

The accompanying notes are an integral part of these financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.6%
	AUTOMOTIVE — 0.9%
1,350,000	Ford Motor Company		7.1250	11/15/25	$1,568,471

	BANKING — 0.3%
500,000	Barclays Bank plc(b)	US0003M + 1.250%	1.3740	04/11/23	501,703

	FOOD — 0.8%
1,350,000	B&G Foods, Inc.		5.2500	04/01/25	1,373,078

	HEALTH CARE FACILITIES & SERVICES — 0.3%
500,000	McKesson Corporation		3.7960	03/15/24	527,685

	HOME & OFFICE PRODUCTS — 0.7%
1,165,000	Scotts Miracle-Gro Company (The)		5.2500	12/15/26	1,198,430

	LEISURE FACILITIES & SERVICES — 1.0%
1,650,000	Wendy’s International, LLC		7.0000	12/15/25	1,863,121

	OIL & GAS PRODUCERS — 1.2%
500,000	Chevron Corporation		2.4980	03/03/22	501,908
1,575,000	Murphy Oil Corporation		5.7500	08/15/25	1,604,039
					2,105,947
	PUBLISHING & BROADCASTING — 0.9%
1,591,000	Meredith Corporation		6.8750	02/01/26	1,645,699

	REAL ESTATE INVESTMENT TRUSTS — 0.6%
1,000,000	IIP Operating Partnership, L.P.		5.5000	05/25/26	1,077,708

The accompanying notes are an integral part of these financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.6% (Continued)
	RETAIL - DISCRETIONARY — 0.3%
600,000	Sally Holdings, LLC / Sally Capital, Inc.		5.6250	12/01/25	$612,135

	TECHNOLOGY HARDWARE — 0.5%
770,000	Pitney Bowes, Inc.		6.2000	04/01/23	802,302

	TELECOMMUNICATIONS — 1.1%
500,000	AT&T, Inc.		3.0000	06/30/22	505,029
1,341,000	CenturyLink, Inc. Series D		7.2000	12/01/25	1,491,299
					1,996,328

	TOTAL CORPORATE BONDS (Cost $15,060,855)				15,272,607

Shares
	SHORT-TERM INVESTMENTS — 5.4%
	MONEY MARKET FUNDS - 5.4%
9,707,436	First American Treasury Obligations Fund, Class X, 0.01% (Cost $9,707,436)(c)				9,707,436

	TOTAL INVESTMENTS - 99.8% (Cost $96,446,385)				$177,893,334
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%				293,151
	NET ASSETS - 100.0%				$178,186,485

LLC	- Limited Liability Company

LP	- Limited Partnership

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Variable rate security; the rate shown represents the rate on November 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.3%
	APPAREL & TEXTILE PRODUCTS - 10.6%
90,000	Delta Apparel, Inc.(a)	$2,649,600
161,000	Lakeland Industries, Inc.(a)	3,081,540
20,000	Movado Group, Inc.	897,400
102,500	Rocky Brands, Inc.	3,641,825
140,000	Superior Group of Companies, Inc.	3,130,400
		13,400,765
	ASSET MANAGEMENT - 0.9%
71,000	Westwood Holdings Group, Inc.	1,150,910

	AUTOMOTIVE - 1.5%
56,231	Miller Industries, Inc.	1,839,316

	BANKING - 3.3%
50,500	Bar Harbor Bankshares	1,442,785
50,000	First Busey Corporation	1,285,000
55,000	Territorial Bancorp, Inc.	1,384,900
		4,112,685
	BEVERAGES - 0.2%
278,942	Truett-Hurst, Inc.(a),(b),(c)	195,120

	COMMERCIAL SUPPORT SERVICES - 6.9%
609,000	ARC Document Solutions, Inc.	1,766,100
38,000	Barrett Business Services, Inc.	2,682,420
50,000	Sharps Compliance Corporation(a)	369,000
148,000	SP Plus Corporation(a)	4,012,279
		8,829,799
	CONSTRUCTION MATERIALS - 3.2%
32,150	Apogee Enterprises, Inc.	1,327,795
23,000	United States Lime & Minerals, Inc.	2,740,450
		4,068,245
	E-COMMERCE DISCRETIONARY - 7.2%
124,000	1-800-Flowers.com, Inc., Class A(a)	3,692,720
333,000	CarParts.com, Inc.(a)	4,119,210

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.3% (Continued)
	E-COMMERCE DISCRETIONARY - 7.2% (Continued)
47,000	PetMed Express, Inc.	$1,285,920
		9,097,850
	ELECTRICAL EQUIPMENT - 6.0%
35,250	Allied Motion Technologies, Inc.	1,390,613
58,500	Napco Security Technologies, Inc.(a)	2,718,495
923,000	Orion Energy Systems, Inc.(a)	3,479,710
		7,588,818
	ENGINEERING & CONSTRUCTION - 1.9%
162,000	Great Lakes Dredge & Dock Corporation(a)	2,394,360

	FOOD - 1.3%
9,000	Nathan’s Famous, Inc.	553,860
55,000	Phibro Animal Health Corporation, Class A	1,077,450
		1,631,310
	HOME & OFFICE PRODUCTS - 2.9%
326,000	ACCO Brands Corporation	2,692,760
67,000	Hamilton Beach Brands Holding Company, Class A	1,005,000
		3,697,760
	HOME CONSTRUCTION - 1.9%
94,902	Green Brick Partners, Inc.(a)	2,367,805

	HOUSEHOLD PRODUCTS - 2.7%
18,000	Central Garden & Pet Company(a)	867,240
335,468	Crown Crafts, Inc.	2,549,557
		3,416,797
	INDUSTRIAL INTERMEDIATE PROD - 4.1%
165,700	Eastern Company (The)	4,159,899
21,200	Lawson Products, Inc.(a)	1,020,356
		5,180,255
	LEISURE FACILITIES & SERVICES - 4.3%
125,600	Century Casinos, Inc.(a)	1,639,080
280,000	Del Taco Restaurants, Inc.	2,144,800
121,000	Denny’s Corporation(a)	1,675,850
		5,459,730

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.3% (Continued)
	LEISURE PRODUCTS - 8.2%
251,500	Escalade, Inc.	$4,278,015
58,500	Johnson Outdoors, Inc., Class A	6,086,340
		10,364,355
	MACHINERY - 5.5%
21,900	Alamo Group, Inc.	3,114,618
116,499	QEP Company, Inc.(b)	2,446,479
17,500	Tennant Company	1,376,550
		6,937,647
	OIL & GAS PRODUCERS - 1.4%
344,300	Evolution Petroleum Corporation	1,711,171

	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
75,000	Postal Realty Trust, Inc.	1,301,250

	RETAIL - DISCRETIONARY - 11.3%
74,000	Boot Barn Holdings, Inc.(a)	9,053,160
200,400	Build-A-Bear Workshop, Inc.(a)	3,418,824
75,300	Ethan Allen Interiors, Inc.	1,694,250
		14,166,234
	TECHNOLOGY HARDWARE - 5.8%
83,000	AstroNova, Inc.(a)	1,371,990
222,200	Turtle Beach Corporation(a)	5,954,960
		7,326,950
	TELECOMMUNICATIONS - 1.2%
208,000	Consolidated Communications Holdings, Inc.(a)	1,564,160

	TRANSPORTATION EQUIPMENT - 2.0%
122,000	Blue Bird Corporation(a)	2,469,280

	WHOLESALE - DISCRETIONARY - 3.0%
109,481	Acme United Corporation	3,827,138

	TOTAL COMMON STOCKS (Cost $77,168,676)	124,099,710

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.7%
	MONEY MARKET FUNDS - 1.7%
2,175,513	First American Treasury Obligations Fund, Class X, 0.01% (Cost $2,175,513)(d)	$2,175,513

	TOTAL INVESTMENTS - 100.0% (Cost $79,344,189)	$126,275,223
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	6,029
	NET ASSETS - 100.0%	$126,281,252

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of November 30, 2021 was $2,641,599, representing 2.1% of net assets.

(c)	Affiliated Company North Star Micro Cap Fund holds in excess of 5% of outstanding voting securities of this issuer.

(d)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 94.1%
	APPAREL & TEXTILE PRODUCTS - 4.7%
93,000	Rocky Brands, Inc.	$3,304,290
34,000	Weyco Group, Inc.	837,420
		4,141,710
	ASSET MANAGEMENT - 4.7%
82,000	Compass Diversified Holdings	2,362,420
41,000	Sprott, Inc.	1,785,550
		4,147,970
	BANKING - 10.4%
24,400	Bank of Hawaii Corporation	1,946,632
76,500	Bar Harbor Bankshares	2,185,605
73,000	First Hawaiian, Inc.	1,916,250
47,200	Old National Bancorp	833,552
26,500	Wintrust Financial Corporation	2,319,545
		9,201,584
	CHEMICALS - 4.0%
87,500	Oil-Dri Corporation of America	2,913,750
19,000	Valvoline, Inc.	647,330
		3,561,080
	COMMERCIAL SUPPORT SERVICES - 6.8%
23,200	ABM Industries, Inc.	1,044,000
212,800	BGSF, Inc.	2,979,200
79,000	Healthcare Services Group, Inc.	1,382,500
31,000	Resources Connection, Inc.	532,580
		5,938,280
	CONSTRUCTION MATERIALS - 1.4%
30,100	Apogee Enterprises, Inc.	1,243,130

	CONTAINERS & PACKAGING - 1.9%
27,000	Greif, Inc., Class A	1,638,360

	E-COMMERCE DISCRETIONARY - 2.5%
81,600	PetMed Express, Inc.	2,232,576

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 94.1% (Continued)
	ELECTRIC UTILITIES - 6.1%
31,500	NorthWestern Corporation	$1,741,950
43,000	Otter Tail Corporation	2,811,770
20,000	Unitil Corporation	828,800
		5,382,520
	ELECTRICAL EQUIPMENT - 1.7%
214,800	LSI Industries, Inc.	1,525,080

	FOOD - 0.6%
14,000	Alico, Inc.	487,480

	GAS & WATER UTILITIES - 6.1%
152,000	Global Water Resources, Inc.	2,617,440
34,000	Northwest Natural Holding Company	1,466,080
59,500	RGC Resources, Inc.	1,275,085
		5,358,605
	HOME & OFFICE PRODUCTS - 6.5%
321,000	ACCO Brands Corporation	2,651,460
64,000	Flexsteel Industries, Inc.	1,816,320
110,000	Steelcase, Inc., Class A	1,230,900
		5,698,680
	HOUSEHOLD PRODUCTS - 3.5%
410,000	Crown Crafts, Inc.	3,116,000

	INDUSTRIAL REIT - 7.6%
10,300	Innovative Industrial Properties, Inc.	2,645,349
193,000	Monmouth Real Estate Investment Corporation	4,008,610
		6,653,959
	INSURANCE - 1.2%
325,840	Marketing Alliance, Inc. (The) (a)	1,058,979

	LEISURE PRODUCTS - 3.5%
179,000	Escalade, Inc.	3,044,790

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 94.1% (Continued)
	MACHINERY - 2.8%
62,000	Douglas Dynamics, Inc.	$2,464,500

	OIL & GAS PRODUCERS - 3.4%
600,000	Evolution Petroleum Corporation	2,982,000

	PUBLISHING & BROADCASTING - 2.5%
92,250	DallasNews Corporation	611,618
31,200	John Wiley & Sons, Inc., Class A	1,621,776
		2,233,394
	REAL ESTATE OWNERS & DEVELOPERS - 2.2%
25,000	McGrath RentCorporation	1,932,500

	RETAIL - CONSUMER STAPLES - 0.8%
34,000	Village Super Market, Inc., Class A	722,840

	RETAIL - DISCRETIONARY - 0.9%
35,000	Ethan Allen Interiors, Inc.	787,500

	SPECIALTY FINANCE - 1.6%
14,000	GATX Corporation	1,379,000

	TECHNOLOGY HARDWARE - 0.7%
94,000	Pitney Bowes, Inc.	642,020

	TECHNOLOGY SERVICES - 1.0%
20,500	Value Line, Inc.	830,250

	TELECOMMUNICATIONS - 2.5%
122,500	Telephone and Data Systems, Inc.	2,165,800

	TIMBER REITS - 0.7%
85,500	CatchMark Timber Trust, Inc., Class A	657,495

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 94.1% (Continued)
	TRANSPORTATION EQUIPMENT - 1.0%
33,000	Trinity Industries, Inc.	$874,500

	WHOLESALE - DISCRETIONARY - 0.8%
21,000	Acme United Corporation	734,099

	TOTAL COMMON STOCKS (Cost $59,855,621)	82,836,681

	SHORT-TERM INVESTMENTS — 5.8%
	MONEY MARKET FUNDS - 5.8%
5,062,490	First American Treasury Obligations Fund, Class X, 0.01% (Cost $5,062,490)(b)	5,062,490

	TOTAL INVESTMENTS - 99.9% (Cost $64,918,111)	$87,899,171
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	106,876
	NET ASSETS - 100.0%	$88,006,047

REIT	- Real Estate Investment Trust

(a)	Illiquid security. The total fair value of these securities as of November 30, 2021 was $1,058,979, representing 1.2% of net assets.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares				Fair Value
	PREFERRED STOCKS — 15.4%
	ASSET MANAGEMENT - 3.6%
23,000	B Riley Financial, Inc., 6.375%			$596,620
19,576	Compass Diversified Holdings, 7.875%			532,859
				1,129,479
	BANKING - 4.4%
18,000	Bank of America Corporation, 4.00%			447,480
16,000	JPMorgan Chase & Company, 4.20%			396,320
21,000	US Bancorp - Series F, 6.50%			532,139
				1,375,939
	ENTERTAINMENT CONTENT - 4.6%
14,000	ViacomCBS, Inc., 5.75%			723,240
700,000	ViacomCBS, Inc., 5.875%			697,589
				1,420,829
	INSTITUTIONAL FINANCIAL SERVICES - 0.8%
250,000	Mellon Capital IV - Series 1, 4.00%			249,090

	REAL ESTATE INVESTMENT TRUSTS - 2.0%
25,000	Monmouth Real Estate Investment Corporation - Series C, 6.125%			625,250

	TOTAL PREFERRED STOCKS (Cost $4,949,082)			4,800,587

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 10.9%
	ASSET MANAGEMENT — 1.9%
575,000	Hercules Capital, Inc.	4.3750	02/01/22	591,839

	LEISURE PRODUCTS — 3.0%
700,000	Winnebago Industries, Inc.	1.5000	04/01/25	934,063

	SPECIALTY FINANCE — 3.0%
922,000	Blackstone Mortgage Trust, Inc.	4.7500	03/15/23	943,734

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	TRANSPORTATION EQUIPMENT — 3.0%
925,000	Greenbrier Companies, Inc. (The)	2.8750	02/01/24	$931,938

	TOTAL CONVERTIBLE BONDS (Cost $3,060,303)			3,401,574

	CORPORATE BONDS — 65.9%
	APPAREL & TEXTILE PRODUCTS — 3.9%
1,200,000	Under Armour, Inc.	3.2500	06/15/26	1,224,756

	AUTOMOTIVE — 8.7%
1,200,000	Ford Motor Company	7.1250	11/15/25	1,394,196
1,200,000	Goodyear Tire & Rubber Company (The)	9.5000	05/31/25	1,297,518
				2,691,714
	CHEMICALS — 2.0%
603,000	CF Industries, Inc.	3.4500	06/01/23	625,299

	ENTERTAINMENT CONTENT — 2.7%
825,000	AMC Networks, Inc.	4.7500	08/01/25	839,631

	FOOD — 4.0%
1,210,000	B&G Foods, Inc.	5.2500	04/01/25	1,230,685

	HEALTH CARE FACILITIES & SERVICES — 3.9%
1,140,000	Owens & Minor, Inc.	4.3750	12/15/24	1,199,816

	HOME & OFFICE PRODUCTS — 3.8%
1,150,000	Scotts Miracle-Gro Company (The)	5.2500	12/15/26	1,182,999

	INDUSTRIAL SUPPORT SERVICES — 0.7%
100,000	Anixter, Inc.	5.5000	03/01/23	104,737
104,000	Anixter, Inc.	6.0000	12/01/25	112,796
				217,533
	LEISURE FACILITIES & SERVICES — 10.3%
1,172,000	Brinker International, Inc.	3.8750	05/15/23	1,203,486

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 65.9% (Continued)
	LEISURE FACILITIES & SERVICES — 10.3% (Continued)
650,000	Marriott International, Inc.	2.1250	10/03/22	$657,413
1,169,000	Wendy’s International, LLC	7.0000	12/15/25	1,319,994
				3,180,893
	OIL & GAS PRODUCERS — 3.8%
1,175,000	Murphy Oil Corporation	5.7500	08/15/25	1,196,664

	PUBLISHING & BROADCASTING — 3.8%
1,142,000	Meredith Corporation	6.8750	02/01/26	1,181,262

	REAL ESTATE INVESTMENT TRUSTS — 4.5%
1,300,000	IIP Operating Partnership, L.P.	5.5000	05/25/26	1,401,020

	SEMICONDUCTORS — 1.8%
550,000	Advanced Micro Devices, Inc.	7.5000	08/15/22	575,132

	TECHNOLOGY HARDWARE — 4.1%
1,200,000	Pitney Bowes, Inc.	6.2000	04/01/23	1,250,340

	TELECOMMUNICATIONS — 3.9%
1,175,000	CenturyLink, Inc.	5.6250	04/01/25	1,225,925

	TRANSPORTATION EQUIPMENT — 4.0%
1,200,000	Trinity Industries, Inc.	4.5500	10/01/24	1,256,376

	TOTAL CORPORATE BONDS (Cost $20,045,789)			20,480,045

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.0%
	MONEY MARKET FUNDS - 7.0%
2,180,761	First American Treasury Obligations Fund, Class X, 0.01% (Cost $2,180,761)(a)	$2,180,761

	TOTAL INVESTMENTS - 99.2% (Cost $30,235,935)	$30,862,967
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	249,734
	NET ASSETS - 100.0%	$31,112,701

LLC	- Limited Liability Company

LP	- Limited Partnership

REIT	- Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021

	North Star	North Star	North Star	North Star
	Opportunity	Micro Cap	Dividend	Bond
Assets:	Fund	Fund	Fund	Fund
Investments in Unaffiliated Securities at Cost	$96,446,385	$78,549,584	$64,918,111	$30,235,935
Investments in Non-controlled Affiliated Securities at Cost	—	794,605	—	—
Total Securities at Cost	96,446,385	79,344,189	64,918,111	30,235,935
Investments in Unaffiliated Securities at Value	$177,893,334	$126,080,103	$87,899,171	$30,862,967
Investments in Non-controlled Affiliated Securities at Value	—	195,120	—	—
Total Securities at Value	177,893,334	126,275,223	87,899,171	30,862,967
Cash	12,135	—	7,526	—
Dividends and Interest Receivable	473,588	91,607	213,703	297,811
Receivable for Fund Shares Sold	9,908	48,017	63	—
Prepaid Expenses and Other Assets	32,967	19,718	20,113	14,493
Total Assets	178,421,932	126,434,565	88,140,576	31,175,271

Liabilities:
Payable for Fund Shares Redeemed	9,737	—	9,120	—
Investment Advisory Fees Payable	147,116	108,243	76,642	21,967
Distribution (12b-1) Fees Payable	7,346	—	—	—
Payable to Related Parties	37,825	18,166	21,547	17,433
Audit and Tax Fees Payable	20,777	15,623	16,122	14,990
Accrued Expenses and Other Liabilities	12,646	11,281	11,098	8,180
Total Liabilities	235,447	153,313	134,529	62,570

Net Assets	$178,186,485	$126,281,252	$88,006,047	$31,112,701

Composition of Net Assets:
At November 30, 2021, Net Assets consisted of:
Paid-in-Capital	$91,692,192	$75,629,273	$63,387,680	$32,371,242
Accumulated Earnings/(Losses)	86,494,293	50,651,979	24,618,367	(1,258,541)
Net Assets	$178,186,485	$126,281,252	$88,006,047	$31,112,701

Net Asset Value Per Share:
Class I Shares:
Net Assets	$146,910,216	$126,281,252	$88,006,047	$31,112,701
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	7,344,951	3,022,974	3,755,814	3,277,849
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share*	$20.00	$41.77	$23.43	$9.49
Class A Shares:
Net Assets	$31,276,269
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	1,560,076
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$20.05
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$21.27

*	The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2021

	North Star	North Star	North Star	North Star
	Opportunity Fund	Micro Cap Fund	Dividend Fund	Bond Fund
Investment Income
Dividends from Unaffiliated Investments	$2,573,809	$1,636,999	$2,853,096	$239,409
Interest	413,207	698	408	1,021,354
Total Investment Income	2,987,016	1,637,697	2,853,504	1,260,763

Expenses
Investment Advisory Fees	1,579,012	1,248,146	906,150	258,039
Administrative Service Fees	144,358	107,310	79,080	60,669
Third Party Administrative Servicing Fees	120,377	93,307	70,088	28,160
Distribution (12b-1) Fees - Class A	74,284	—	—	—
Accounting Service Fees	48,176	31,425	22,733	9,594
Trustees’ Fees and Expenses	29,084	31,832	29,111	27,600
Registration Fees	38,652	31,175	26,521	25,086
Transfer Agent Fees	30,433	23,689	24,242	14,766
Legal Fees	21,147	23,981	22,588	24,608
Audit and Tax Fees	15,401	16,425	16,425	16,060
Insurance Expense	12,778	9,527	8,051	4,049
Custodian Fees	18,011	11,323	9,391	4,778
Chief Compliance Officer Fees	15,515	11,879	9,195	7,524
Printing Expense	7,156	3,402	4,615	1,423
Other Expenses	4,158	3,459	2,782	1,513
Total Expenses	2,158,542	1,646,880	1,230,972	483,869
Fees Recaptured by the Advisor	48,610	—	—	—
Net Expenses	2,207,152	1,646,880	1,230,972	483,869

Net Investment Income (Loss)	779,864	(9,183)	1,622,532	776,894

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss):
on Unaffiliated Investments	4,812,682	6,415,408	3,799,568	156,401
on Foreign Currency Transactions	1,749	—	1,341	—
Total Net Realized Gain	4,814,431	6,415,408	3,800,909	156,401
Net Change in Unrealized Appreciation (Depreciation):
on Unaffiliated Investments	23,191,979	9,295,792	9,115,093	(111,532)
on Affiliated Investments	—	31,074	(421,337)	—
on Foreign Currency Translations	(22)	—	(45)	—
Total Net Change in Unrealized Appreciation (Depreciation)	23,191,957	9,326,866	8,693,711	(111,532)

Net Realized and Unrealized Gain on Investments	28,006,388	15,742,274	12,494,620	44,869

Net Increase in Net Assets Resulting From Operations	$28,786,252	$15,733,091	$14,117,152	$821,763

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations
Net Investment Income	$779,864	$1,056,990
Net Realized Gain on Investments	4,814,431	1,839,438
Net Change in Unrealized Appreciation on Investments	23,191,957	20,791,104
Net Increase in Net Assets Resulting From Operations	28,786,252	23,687,532

Distributions to Shareholders:
Return of Capital
Class I	—	(37,525)
Class A	—	(10,641)
Distributions Paid
Class I	(351,001)	(706,388)
Class A	(28,883)	(156,028)
Total Distributions Paid	(379,884)	(910,582)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (1,307,314 and 585,815 shares, respectively)	24,124,943	7,999,237
Distributions Reinvested (16,426 and 46,716 shares, respectively)	337,168	659,905
Cost of Shares Redeemed (820,031 and 486,266 shares, respectively)	(15,329,083)	(6,476,129)
Redemption Fee Proceeds	9,196	—
Total Class I Shares	9,142,224	2,183,013

Class A Shares:
Proceeds from Shares Sold (339,918 and 70,992 shares, respectively)	6,158,835	974,914
Proceeds from Shares Issued in Connection with Acquisition of Two Oaks
Diversified Growth & Income Fund (Note 11) (1,613,057 and 0 shares, respectively)	30,279,834	—
Distributions Reinvested (1,555 and 11,683 shares, respectively)	28,688	164,524
Cost of Shares Redeemed (2,001,900 and 833,652 shares, respectively)	(37,099,215)	(11,734,433)
Redemption Fee Proceeds	10	135
Total Class A Shares	(631,848)	(10,594,860)

Net Increase/(Decrease) in Net Assets From Shares of Beneficial Interest	8,510,376	(8,411,847)

Total Increase in Net Assets	36,916,744	14,365,103

Net Assets
Beginning of Year	141,269,741	126,904,638
End of Year	$178,186,485	$141,269,741

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations
Net Investment Income (Loss)	$(9,183)	$(309)
Net Realized Gain on Investments	6,415,408	122,133
Net Change in Unrealized Appreciation on Investments	9,326,866	24,660,530
Net Increase in Net Assets Resulting From Operations	15,733,091	24,782,354

Distributions to Shareholders:
Class I Shares:
Return of Capital	—	(155,381)
Distributions Paid	(7,346)	(218,429)
Total Distributions to Shareholders	(7,346)	(373,810)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (497,920 and 165,311 shares, respectively)	21,879,552	4,871,028
Distributions Reinvested (180 and 12,564 shares, respectively)	6,491	330,168
Cost of Shares Redeemed (196,295 and 305,865 shares, respectively)	(8,599,627)	(6,739,217)
Redemption Fee Proceeds	7,163	571
Total Class I Shares	13,293,579	(1,537,450)

Total Increase in Net Assets	29,019,324	22,871,094

Net Assets
Beginning of Year	97,261,928	74,390,834
End of Year	$126,281,252	$97,261,928

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations
Net Investment Income	$1,622,532	$1,380,819
Net Realized Gain/(Loss) on Investments	3,800,909	(2,513,165)
Net Change in Unrealized Appreciation on Investments	8,693,711	538,408
Net Increase/(Decrease) in Net Assets Resulting From Operations	14,117,152	(593,938)

Distributions to Shareholders:
Class I Shares:
Return of Capital	—	(61,465)
Distributions Paid	(1,400,205)	(1,128,820)
Total Distributions to Shareholders	(1,400,205)	(1,190,285)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (474,549 and 468,027 shares, respectively)	11,414,701	8,069,672
Distributions Reinvested (47,999 and 58,175 shares, respectively)	1,137,294	1,008,871
Cost of Shares Redeemed (523,013 and 713,756 shares, respectively)	(12,563,697)	(12,246,246)
Redemption Fee Proceeds	5,001	2,636
Total Class I Shares	(6,701)	(3,165,067)

Total Increase/(Decrease) in Net Assets	12,710,246	(4,949,290)

Net Assets
Beginning of Year	75,295,801	80,245,091
End of Year	$88,006,047	$75,295,801

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Bond Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations
Net Investment Income	$776,894	$846,753
Net Realized Gain/(Loss) on Investments	156,401	(1,676,779)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(111,532)	1,035,852
Net Increase in Net Assets Resulting From Operations	821,763	205,826

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	(849,571)	(788,702)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (467,289 and 487,476 shares, respectively)	4,498,836	4,528,185
Distributions Reinvested (70,641 and 68,516 shares, respectively)	678,123	636,667
Cost of Shares Redeemed (194,610 and 261,744 shares, respectively)	(1,873,718)	(2,330,655)
Redemption Fee Proceeds	—	1,650
Total Class I Shares	3,303,241	2,835,847

Total Increase in Net Assets	3,275,433	2,252,971

Net Assets
Beginning of Year	27,837,268	25,584,297
End of Year	$31,112,701	$27,837,268

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class I
	For the Year		For the Year	For the Year		For the Year	For the Year
	Ended		Ended	Ended		Ended	Ended
	November 30, 2021		November 30, 2020	November 30, 2019		November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$16.71		$14.00	$13.52		$13.47	$12.18
Activity From Investment Operations:
Net investment income (a)	0.10		0.13	0.21		0.29	0.18
Net gain from securities (both realized and unrealized)	3.23		2.69	0.99		0.13	1.25
Total from operations	3.33		2.82	1.20		0.42	1.43

Less Distributions From:
Net investment income	(0.04)		(0.10)	(0.20)		(0.25)	(0.13)
Net realized gains on investments	(0.00	) (b)	—	(0.52)		(0.12)	(0.01)
Return of Capital	—		(0.01)	—		—	—
Total Distributions	(0.04)		(0.11)	(0.72)		(0.37)	(0.14)

Redemption Fees	0.00	(b)	—	0.00	(b)	—	—

Net Asset Value, End of Year	$20.00		$16.71	$14.00		$13.52	$13.47

Total Return (c)	20.00%		20.29%	9.61%		3.13%	11.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$146,910		$114,330	$93,761		$84,473	$81,108
Ratio to average net assets:
Expenses, Gross (d)	1.27%		1.37%	1.34%		1.42%	1.42%
Expenses, Net of waiver or recapture	1.30%		1.30%	1.34	% (e)	1.42%	1.42%
Net investment income	0.52%		0.90%	1.58%		2.11%	1.40%
Portfolio turnover rate	30%		59%	46%		44%	47%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the year ended November 30, 2020, total returns would have been lower. Had the Advisor not recaptured expenses for the year ended November 30, 2021, total return would have been higher.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(e)	Effective February 19, 2019, the expense limitation was reduced to 1.30%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class A
	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019		November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$16.76	$14.05	$13.57		$13.51	$12.22
Activity From Investment Operations:
Net investment income (a)	0.05	0.10	0.17		0.26	0.15
Net gain from securities (both realized and unrealized)	3.26	2.69	1.00		0.13	1.24
Total from operations	3.31	2.79	1.17		0.39	1.39

Less Distributions From:
Net investment income	(0.02)	(0.07)	(0.17)		(0.21)	(0.09)
Net realized gains on investments	—	—	(0.52)		(0.12)	(0.01)
Return of Capital	—	(0.01)	—		—	—
Total Distributions	(0.02)	(0.08)	(0.69)		(0.33)	(0.10)

Redemption Fees	0.00 (b)	0.00 (b)	0.00	(b)	—	—

Net Asset Value, End of Year	20.05	16.76	14.05		13.57	13.51

Total Return (c)	19.73%	19.99%	9.32%		2.92%	11.44%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$31,276	$26,940	$33,143		$16	$17
Ratio to average net assets:
Expenses, Gross (d)	1.51%	1.62%	1.55%		1.67%	1.68%
Expenses, Net of waiver or recapture	1.54%	1.55%	1.55	% (e)	1.67%	1.68%
Net investment income	0.26%	0.67%	1.27%		1.86%	1.15%
Portfolio turnover rate	30%	59%	46%		44%	47%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the years ended November 30, 2019 and November 30, 2020, total returns would have been lower. Had the Advisor not recaptured expenses for the year ended November 30, 2021, total return would have been higher.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(e)	Effective February 19, 2019, the expense limitation was reduced to 1.55%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Micro Cap Fund
	Class I
	For the Year		For the Year		For the Year	For the Year	For the Year
	Ended		Ended		Ended	Ended	Ended
	November 30, 2021		November 30, 2020		November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$35.74		$26.11		$26.86	$29.47	$28.02
Activity From Investment Operations:
Net investment income (loss) (a)	(0.00	) (b)	(0.00	) (b)	0.00 (b)	0.00 (b)	(0.05)
Net gain (loss) from securities (both realized and unrealized)	6.03		9.76		0.97	(1.70)	2.43
Total from operations	6.03		9.76		0.97	(1.70)	2.38

Less Distributions From:
Net investment income	(0.00	) (b)	(0.08)		(0.04)	—	—
Net realized gains on investments	—		—		(1.62)	(0.91)	(0.93)
Return of Capital	—		(0.05)		(0.06)	—	—
Total Distributions	(0.00)		(0.13)		(1.72)	(0.91)	(0.93)

Redemption Fees	0.00	(b)	0.00	(b)	—	—	—

Net Asset Value, End of Year	$41.77		$35.74		$26.11	$26.86	$29.47

Total Return (c)	16.88%		37.57%		4.26%	(5.87)%	8.71%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$126,281		$97,262		$74,391	$77,748	$83,005
Ratio to average net assets:
Expenses	1.29%		1.38%		1.43%	1.39%	1.39%
Net investment income (loss)	(0.01)%		(0.00	)% (d)	0.02%	0.01%	(0.18)%
Portfolio turnover rate	9%		35%		22%	32%	28%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Dividend Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$20.05	$20.35	$20.09	$21.93	$20.46
Activity From Investment Operations:
Net investment income (a)	0.43	0.37	0.52	0.49	0.47
Net gain (loss) from securities (both realized and unrealized)	3.32	(0.35)	1.04	(1.85)	2.04
Total from operations	3.75	0.02	1.56	(1.36)	2.51

Less Distributions From:
Net investment income	(0.37)	(0.30)	(0.51)	(0.48)	(0.46)
Net realized gains on investments	—	—	(0.78)	—	(0.51)
Return of Capital	—	(0.02)	(0.01)	—	(0.07)
Total Distributions	(0.37)	(0.32)	(1.30)	(0.48)	(1.04)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$23.43	$20.05	$20.35	$20.09	$21.93

Total Return (c)	18.70%	0.36%	8.46%	(6.35)%	12.74%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$88,006	$75,296	$80,245	$79,134	$80,761
Ratio to average net assets:
Expenses	1.36%	1.48%	1.43%	1.42%	1.41%
Net investment income	1.79%	2.08%	2.73%	2.21%	2.29%
Portfolio turnover rate	12%	54%	15%	20%	18%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Bond Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$9.49	$9.69	$9.44	$9.92	$9.93
Activity From Investment Operations:
Net investment income (a)	0.25	0.31	0.34	0.35	0.32
Net gain (loss) from securities (both realized and unrealized)	0.02	(0.22)	0.25	(0.48)	(0.02)
Total from operations	0.27	0.09	0.59	(0.13)	0.30

Less Distributions From:
Net investment income	(0.27)	(0.29)	(0.34)	(0.35)	(0.31)
Total Distributions	(0.27)	(0.29)	(0.34)	(0.35)	(0.31)

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Year	$9.49	$9.49	$9.69	$9.44	$9.92

Total Return (c)	2.85%	1.07%	6.29%	(1.34)%	3.09%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$31,113	$27,837	$25,584	$22,539	$23,056
Ratio to average net assets:
Expenses, Gross (d)	1.59%	1.63%	1.63%	1.68%	1.71%
Expenses, Net of expense waiver or recapture	1.59%	1.63%	1.63%	1.77%	1.79%
Net investment income	2.56%	3.35%	3.55%	3.57%	3.16%
Portfolio turnover rate	42%	55%	33%	23%	26%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not recaptured previously waived expenses for the fiscal years ended November 30, 2018 and 2017, total returns would have been higher in those years.

(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment companies.

The diversification policy of each Fund is as follows:

Fund
North Star Opportunity Fund	Diversified
North Star Micro Cap Fund	Diversified
North Star Dividend Fund	Diversified
North Star Bond Fund	Diversified

The investment objective of each Fund is as follows:

Fund	Primary Objective
North Star Opportunity Fund	To seek long-term capital appreciation
North Star Micro Cap Fund	Capital appreciation and to derive income from short term liquid securities
North Star Dividend Fund	To generate dividend income and to seek capital appreciation
North Star Bond Fund	To generate income, with preservation of capital

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. Each Fund commenced operations on the following dates:

Fund	Date
North Star Opportunity Fund	December 15, 2011
North Star Micro Cap Fund	May 31, 2013
North Star Dividend Fund	May 31, 2013
North Star Bond Fund	December 19, 2014

The North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2021 for the Funds’ investments measured at fair value:

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$147,044,535	$—	$—	$147,044,535
Preferred Stocks	5,868,756	—	—	5,868,756
Corporate Bonds	—	15,272,607	—	15,272,607
Short-Term Investments	9,707,436	—	—	9,707,436
Total	$162,620,727	$15,272,607	$—	$177,893,334

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$121,458,111	$2,641,599	$—	$124,099,710
Short-Term Investments	2,175,513	—	—	2,175,513
Total	$123,633,624	$2,641,599	$—	$126,275,223

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$81,777,702	$1,058,979	$—	$82,836,681
Short-Term Investments	5,062,490	—	—	5,062,490
Total	$86,840,192	$1,058,979	$—	$87,899,171

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stocks	$4,800,587	$—	$—	$4,800,587
Convertible Bonds	—	3,401,574	—	3,401,574
Corporate Bonds	—	20,480,045	—	20,480,045
Short-Term Investments	2,180,761	—	—	2,180,761
Total	$6,981,348	$23,881,619	$—	$30,862,967

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Schedules of Investments for security classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions and has concluded

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2018 to November 30, 2020 or expected to be taken in the Fund’s November 30, 2021 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually
North Star Bond Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

Fund	Advisory Fee
North Star Opportunity Fund	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Micro Cap Fund*	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Dividend Fund*	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Bond Fund	0.85%

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

*	Effective April 1, 2021. Previously, the advisory fee was 1.00% for North Star Micro Cap and North Star Dividend. For the year ended November 30, 2021, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$1,579,012
North Star Micro Cap Fund	1,248,146
North Star Dividend Fund	906,150
North Star Bond Fund	258,039

The Adviser has contractually agreed, at least until March 31, 2023 for the North Star Micro Cap, North Star Dividend and North Star Bond Funds, or as in the case of North Star Opportunity through March 31, 2024, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.55% and 1.30% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares. For the year ended November 30, 2021, the Adviser did not waive any fees.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.55% and 1.30% of the North Star Opportunity Fund’s average daily net assets attributable to Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed 1.55% and 1.30% of the North Star Opportunity Fund’s average daily net assets for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed 1.55% and 1.30% of the North Star Opportunity Fund’s Class A and Class I shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares and 1.79% of the North Star Bond Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended. The North Star Opportunity fund had recaptured fees in the amount of $48,610 for the year ended November 30, 2021.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Adviser may recapture expenses only if the expenses are below the expense limitation at the time of the waiver, for North Star Opportunity Fund. The Board may terminate this expense reimbursement arrangement at any time. For the fiscal year ended November 30, 2021, the North Star Micro Cap, North Star Dividend and North Star Bond Funds had no recapture available. Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2021 will expire on November 30 of the following years:

Fund	Amount	Expiring
North Star Opportunity Fund	$32,002	2023

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2021, the North Star Opportunity Fund Class A shares incurred $74,284 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2021, the Distributor received $5,293 in underwriting commissions, of which $523 was retained by the principal underwriter for sales of the North Star Opportunity Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended

November 30, 2021 were as follows:

Fund	Purchases		Sales
North Star Opportunity Fund	$60,596,273	*	$41,847,716
North Star Micro Cap Fund	32,117,567		10,752,958
North Star Dividend Fund	10,115,475		12,103,351
North Star Bond Fund	20,240,817		16,759,036

*	The cost of securities received in conjunction with the reorganization were excluded from this amount.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2021, NFS LLC held approximately 60.9% of the voting securities the North Star Opportunity Fund, 66.7% of the North Star Micro Cap Fund, 74.7% of the North Star Dividend Fund and 79.9% of the North Star Bond Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also beneficially owned by NFS LLC.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2021 the North Star Opportunity Fund had $9,196 and $10 in redemption fees for Class I and Class A, respectively. The North Star Micro Cap Fund had $7,163 in redemption fees, the North Star Dividend Fund had $5,001 in redemption fees and the North Star Bond Fund had $0 in redemption fees.

7.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund at November 30, 2021, are noted in the Fund’s Schedule of Investments.

Transactions during the period with companies which are affiliates are as follows:

North Star Micro Cap Fund

Net Change in
				Dividends		Unrealized
	Fair Value			Credited to	Realized	Appreciation	Fair Value
Description	11/30/2020	Purchases	Sales	Income	Gain/(Loss)	(Depreciation)	11/30/2021
Truett-Hurst, Inc. - Class A	$164,046	$—	$—	$—	$—	$31,074	$195,120

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2021, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
North Star Opportunity Fund	$95,119,927	$83,822,040	$(1,048,633)	$82,773,407
North Star Micro Cap Fund	79,401,437	48,980,066	(2,106,280)	46,873,786
North Star Dividend Fund	65,226,866	25,901,774	(3,229,469)	22,672,305
North Star Bond Fund	30,246,307	965,221	(348,561)	616,660

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

	For the period ended November 30, 2021			For the period ended November 30, 2020
	Ordinary	Long-Term		Ordinary	Return of
Fund	Income	Capital Gains	Total	Income	Capital	Total
North Star Opportunity Fund	$343,830	$36,054	$379,884	$862,416	$48,166	$910,582
North Star Micro Cap Fund	—	7,346	7,346	218,429	155,381	373,810
North Star Dividend Fund	1,400,205	—	1,400,205	1,128,820	61,465	1,190,285
North Star Bond Fund	849,571	—	849,571	788,702	—	788,702

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$—	$3,774,943	$—	$—	$(54,035)	$82,773,385	$86,494,293
North Star Micro Cap Fund	—	3,789,766	(68,821)	—	57,248	46,873,786	50,651,979
North Star Dividend Fund	5,608	1,499,722	—	—	490,711	22,672,326	24,668,367
North Star Bond Fund	59,555	—	—	(1,934,756)	—	616,660	(1,258,541)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships, unamortized organizational costs from fund mergers and tax adjustments for partnerships, trust preferred securities, C-Corporations with return of capital distributions and perpetual bonds.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
North Star Micro Cap Fund	$68,821

At November 30, 2021, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
North Star Opportunity Fund	$—	$—	$—	$931,381
North Star Micro Cap Fund	—	—	—	2,568,304
North Star Dividend Fund	—	—	—	2,276,891
North Star Bond Fund	772,101	1,162,655	1,934,756	142,482

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses, adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships and adjustments for fund mergers, resulted in reclassification for the following Funds for the year ended November 30, 2021 as follows:

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

	Paid	Accumulated
	In	Earnings
Fund	Capital	(Losses)
North Star Opportunity Fund	$(628,404)	$628,404
North Star Micro Cap Fund	(114,791)	114,791
North Star Dividend Fund	(129,272)	129,272
North Star Bond Fund	(809)	809

10.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11.	FUND REORGANIZATION

On May 7, 2021, the North Star Opportunity Fund acquired the assets and certain liabilities of the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of Trustees of the Trust, of both the Acquired Fund and the North Star Opportunity Fund. Total shares issued by the North Star Opportunity Fund and the total net assets of the Acquired Fund and the North Star Opportunity Fund on the date of the transfer were as follows:

Cost of
	Shares	Total Net		Total Net Assets	Investments
	issued by	Assets of the		of the Fund after	Received from
Acquired Fund	the Fund	Acquired Fund		Merger	Acquired Fund
Two Oaks Diversified Growth and Income Fund	1,613,057	$30,279,834	*	$180,826,787	$16,579,239

*	The net assets of the Acquired Fund includes cash of $2,359,112 and other assets in excess of other liabilities of $2,265.

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.8828 of the Class A Shares of the North Star Opportunity Fund.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $11,339,218. Total net assets of the North Star Opportunity Fund immediately after the transfer were $180,826,787. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the North Star Opportunity Fund’s accompanying Statement of Operations since the close of business on May 7, 2021.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

12.	NEW ACCOUNTING PRONOUNCEMENT

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

13.	SUBSEQUENT EVENTS

Subsequent events have been evaluated from the date of the Statement of Assets and Liabilities through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

And the Shareholders of North Star Opportunity Fund, North Star Micro Cap Fund,

North Star Dividend Fund and North Star Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend Fund and North Star Bond Fund (collectively, the Funds), each a separate series of the Northern Lights Fund Trust II, including the schedules of investments, as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2021, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies in the North Star fund complex since 2015.

Denver, Colorado

January 31, 2022

North Star Funds
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2021

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2021 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2021

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2021	11/30/2021	6/1/2021 – 11/30/21*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,066.40	$6.73	1.30%
Class A	$1,000.00	$1,065.40	$8.03	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$890.40	$6.26	1.32%
North Star Dividend Fund
Class I	$1,000.00	$929.60	$6.58	1.36%
North Star Bond Fund
Class I	$1,000.00	$997.50	$8.06	1.61%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2021

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2021	11/30/2021	6/1/2021 – 11/30/2021*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,018.55	$6.58	1.30%
Class A	$1,000.00	$1,017.30	$7.84	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.45	$6.68	1.32%
North Star Dividend Fund
Class I	$1,000.00	$1,018.25	$6.88	1.36%
North Star Bond Fund
Class I	$1,000.00	$1,017.00	$8.14	1.61%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
Additional Information (Unaudited)
November 30, 2021

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 18 and 19, 2021, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Bond Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of North Star’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that North Star was an experienced investment adviser with seasoned senior management and that the performance of the North Star Funds supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to each of the North Star Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether North Star’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with each of the North Star Fund’s investment limitations and discussed North Star’s compliance program with the CCO of the Trust. The Board noted that

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2021

the CCO of the Trust continued to represent that North Star’s policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted North Star’s representation that the prospectus and statement of additional information for the North Star Funds accurately describe the investment strategies of each of the North Star Funds. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and its representatives and concluded that North Star was sufficiently well-capitalized, or that its principals have the ability to make additional contributions, in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended September 30, 2021, for each of North Star Opportunity, North Star Micro Cap, North Star Dividend, and North Star Bond. With respect to North Star Opportunity, the Board noted that North Star Opportunity outperformed its peer group median and benchmark, the Morningstar Moderately Aggressive Target Risk, and was nearly on par with its Morningstar category median for the one year period, outperformed its peer group median and Morningstar category median but underperformed its benchmark for the three year period, outperformed its peer group median, Morningstar category median and benchmark for the five year period, and outperformed its benchmark, equaled its peer group median but underperformed its Morningstar category median for the since inception period. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap had underperformed its benchmark, peer group median and Morningstar category median for the one year period yet outperformed its benchmark, peer group median and Morningstar category median for the three year, five year and since inception periods. The Board next reviewed the performance of North Star Dividend noting that North Star Dividend had underperformed its benchmark, peer group median and Morningstar category median for the one year period, underperformed its peer group median and Morningstar category median yet out performed its benchmark for the three year and five year periods. The Board also noted that North Star Dividend outperformed its peer group median and benchmark yet slightly underperformed its Morningstar category median for the since inception period. The Board also reviewed the performance of North Star Bond noting that North Star Bond had underperformed its benchmark and peer group median yet outperformed its Morningstar category median for the one year period. The Board further noted that North Star Bond had underperformed its benchmark, peer group median and Morningstar category for the three year, five year and since inception periods. The Board noted that the North Star Bond’s short duration during a sharply declining interest rate environment contributed to the Fund’s recent underperformance. After further discussion, the Board concluded that the performance of each of North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond was acceptable although the Board would continue to monitor the performance of each.

Fees and Expenses. As to the costs of the services provided by North Star, the Board reviewed and discussed each of the North Star Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee for each North Star Fund was near or at the high end of its respective peer group and Morningstar category ranges. The Board further noted that North Star Opportunity, North Star Micro Cap and North Star Dividend were each being charged a 1.00% advisory fee by North Star which was above the Morningstar category median and peer group median for each Fund although not the highest in their respective peer groups. The Board also noted that, with respect to each of North Star Opportunity, North Star Micro Cap and North Star Dividend, the advisory fee was reduced to 0.90% on assets above $100 million. With respect to North Star Bond, the Board noted the Fund’s 0.85% advisory fee was also higher than the peer group median and Morningstar category median and that the Fund’s higher net expense ratio may be explained by relatively lower asset levels than its peers and less ability to benefit from economies of scale.

The Board discussed North Star’s similarly managed accounts which were comparable to North Star Micro Cap and North Star Dividend noting the advisory fee of 0.50% was substantially less than the 1.00% advisory fee charged by

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2021

North Star for those Funds. The Board noted, however, that North Star had represented to the Board that it charged a lower fee for such accounts as they are sub-advisory accounts where North Star only manages a portion of an account portfolio, did not have direct contact with the client and overall North Star provided fewer services to such accounts.

The Board then reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2023 or as in the case of North Star Opportunity through March 31, 2024, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.55%, 1.55%, and 1.30%, of North Star Opportunity’s average annual net assets for Class A, Class R and Class I Shares, respectively; 2.24%, 1.74%, 1.99% of North Star Dividend’s average annual net assets for Class A, Class I and Class R shares, respectively; 2.24%, 1.74%, and 1.99% of North Star Micro Cap’s average annual net assets for Class A, Class I, Class R shares, respectively; and 2.04%, 1.79% and 2.29% of North Star Bond’s average annual net assets for Class A, Class I shares and Class R shares, respectively. The Board found such arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund was currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services provided to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to each of North Star Opportunity, North Star Dividend, North Star Micro Cap, and North Star Bond based on profitability reports and profitability analyses provided by North Star with respect to each North Star Fund. The Board also reviewed the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the anticipated profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds and North Star’s expectations for growth, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are not unreasonable; (b) the advisory fee is not unreasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its respective shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2021

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services)(since 2010).	4	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm)(since 2007).	4	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	4	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2021

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II(since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018to 2019); Secretary of CLS Investments, LLC(from 2001 to 2018); Secretary of Orion Advisor Services, LLC(from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018)and Manager (from 2005 to 2018)of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company(from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC(from 2011 to 2018); Secretary of Gemini Fund Services, LLC(from 2012 to 2018); Manager of Arbor Point Advisors, LLC(from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds(from 2003 to 2018).	4	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company(from 2004 to 2018)
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head ofFund Administration and Product(since 2019) and President(2012 -2019)ofGemini Fund Services, LLC.	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President and Senior Managing Counsel(since February 2020), Senior Vice President Legal Administration(April 2017to February 2020)andVice President and Counsel (April 2016 toApril 2017)of Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of November 30, 2021, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds, and not to any other series of the Trust. The Funds do not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Investment Adviser
North Star Investment Management Corp.
20 N. Wacker Drive #1416
Chicago, IL 60606

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	NSF-AR21

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $61,500 *

2020 - $57,000

2019 - $58,500

2018 - $56,000

2017 - $55,200

* The audit fees above include additional audit procedures performed necessary to audit the reorganization with Two Oaks Diversified Income and Growth Fund.

(b)	Audit-Related Fees

2021 - 2,000 *

2020 - None

2019 - None

2018 - $4,000 *

2017 - None

* The audit-related fees above relate to N-14 filings consents paid for by the Advisor.

(c)	Tax Fees

2021 - $10,600

2020 - $10,000

2019 - $10,000

2018 - $10,000

2017 - $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018	2019	2020	2021
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $10,600

2020 - $10,000

2019 - $10,000

2018 - $10,000

2017 - $9,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/3/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/3/22

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/3/22